EXHIBIT 10.157

                  AMENDMENT NO. 1 TO REVOLVING PROMISSORY NOTE
                                   (AD&C LOAN)

            BY THIS AMENDMENT NO. 1 TO REVOLVING PROMISSORY NOTE (AD&C LOAN) ("Amendment") dated as of September 10, 2003, BLUEGREEN VACATIONS UNLIMITED, INC., a Florida corporation (the "Borrower" or "Maker"), and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("Lender" or "Holder"), for good and valuable consideration, the receipt of which is hereby acknowledged, hereby confirm and agree as follows:

                                    RECITALS:

            A. Lender is the owner and holder of that Revolving Promissory Note (AD&C Loan) dated as of February 10, 2003, in the current face amount of Fifteen Million Dollars ($15,000,000) and made payable by Maker to Lender ("AD&C Loan Note").

            B. The AD&C Loan Note evidences Advances under the AD&C Loan made pursuant to the terms of that certain Loan Agreement executed between Borrower and Lender and dated as of February 10, 2003 ("Loan Agreement").

            C. Pursuant to the Modification Agreement, dated as of even date herewith, Lender and Borrower have agreed to, among other things: (i) extend the Approval Period during which new projects will be considered for approval for funding from proceeds of the Loan and thereby concurrently extend the Maturity Date; and (ii) increase the Loan Amount under the Loan Agreement from $15,000,000 to $45,000,000 (as those terms are used and defined in the Loan Agreement).

            D. Borrower and Lender wish to amend the AD&C Loan Note to reflect the above-described changes.

                                   AGREEMENT:

            1. Except as otherwise defined herein or unless the context otherwise requires, capitalized terms used in this Amendment shall have the meanings given to them in the AD&C Loan Note, or if not defined therein, the meanings given to them in the Loan Agreement, as amended from time to time.

            2. The AD&C Loan Note is amended to increase the current face amount thereof and the principal sum of such note set forth therein to the principal sum of FORTY FIVE MILLION UNITED STATES DOLLARS (U.S. $45,000,000.00) ("Loan"). All references to "Loan" in the AD&C Loan Note shall mean the Loan as amended by this Section 2.

            3. Section 4 of the AD&C Loan Note is hereby amended by deleting such Section in its entirety and replacing and substituting in lieu thereof the following:

            Section 4 Maturity Date

                  The unpaid principal balance hereof, together with all unpaid interest accrued thereon, and all other amounts payable by Borrower under the terms of the Loan Documents shall be due and payable on the first to occur (the "Maturity Date") of (i) the date which is 6 years after the date of this Amendment, or (ii) the date on which this Note is required to be repaid pursuant to the Loan Agreement, including, without limitation, Section 8.2 of the Loan Agreement. If the Maturity Date should fall on a day other than a Business Day, payment of the outstanding principal and all unpaid interest due under the terms hereof shall be made on the next succeeding Business Day and such extension of time shall be included in computing any interest in respect of such payment.

            4. Borrower and Lender hereby ratify and confirm the AD&C Loan Note, as amended hereby, in all respects; and, except as amended hereby, the AD&C Loan Note shall remain in full force and effect.

            5. This Amendment may be attached to and shall form a part of the AD&C Loan Note for all purposes.

            6. This Amendment may be executed in counterparts, and any number of such counterparts which have been executed by all persons whose signatures are required below shall constitute one original.

      IN WITNESS WHEREOF this instrument is executed by the parties hereto as of the date set forth above.

                                             BORROWER:

                                             BLUEGREEN VACATIONS UNLIMITED, INC.
                                             a Florida corporation


                                             By: /S/ JOHN F. CHISTE
                                                -------------------------------
                                             Printed Name: JOHN F. CHISTE
                                                          ---------------------
                                             Title: TREASURER
                                                   ----------------------------

Accepted by:                                 LENDER:

                                             RESIDENTIAL FUNDING CORPORATION, a
                                             Delaware corporation


                                             By: /S/ JEFF OWINGS
                                                -------------------------------
                                             Printed Name: Jeff Owings
                                             Its: Managing Director


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